UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 16, 2026
NAUTICUS ROBOTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40611	87-1699753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
17146 Feathercraft Lane, Suite 450, Webster, TX 77598
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (281) 942-9069
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KITT	The Nasdaq Stock Market LLC
Warrants	KITTW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Nauticus Robotics, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on April 17, 2026 (the “Original Filing”).

The Original Filing incorrectly stated that the Company filed a certificate of amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on April 17, 2026. The Company hereby amends the Original Filing to correct the filing date to April 16, 2026.

Except as expressly set forth herein, no other changes have been made to the Original Filing, and this Amendment does not modify or update any other disclosures contained therein.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 16, 2026, Nauticus Robotics, Inc. (the "Company") filed a certificate of amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the "Certificate of Amendment") to effect a 1-for-8 reverse stock split (the “Reverse Stock Split”) of the shares of the Company's common stock, par value $0.0001 per share on April 21, 2026. No fractional shares will be issued in connection with the reverse stock split, but will instead be rounded up to the nearest whole share. The Board of Directors of the Company (the “Board”) approved the Certificate of Amendment to meet the share bid price requirements of the NASDAQ Capital Market. At a special meeting held on January 28, 2026, the Company’s stockholders approved the Board to enact one or more reverse splits of its shares at a range of ratios that includes the Reverse Stock Split ratio.

The Company's common stock is expected to begin trading on a reverse stock split-adjusted basis on the Nasdaq Capital market when the market opens on April 21, 2026. The trading symbol for the Company's common stock will remain "KITT." The Company was assigned a new CUSIP number (63911H 405) in connection with the reverse split.

All options, warrants and other convertible securities of the Company outstanding immediately prior to the effectiveness of the Certificate of Amendment will be adjusted in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share.

Each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged by the Certificate of Amendment, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of the Company’s common stock will be substantially unaffected.

Item 8.01 Other Events.

On April 17, 2026, the Company issued a press release announcing the Reverse Stock Split of the shares of the Company's common stock, par value $0.0001 per share, to be effective on April 21, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company currently has several active registration statements listed below (the “Registration Statements”) on Form S-3 and on Form S-8 on file with the SEC. SEC regulations permit the Company to incorporate by reference future filings made with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8, as applicable. The information incorporated by reference is considered to be part of the prospectus and prospectus supplements included within each of those registration statements. Information in this report is therefore intended to be automatically incorporated by reference into each of the active registration statements listed below, thereby amending them. Pursuant to Rule 416(b) under the Securities Act of 1933, as amended, the number of undistributed shares of common stock deemed to be covered by each of the Registration Statements will be proportionately reduced to a number of shares of the post-reverse-split common stock, as applicable, giving effect to the Reverse Stock Split. The Registration Statements are as follows: (a) Registration Statements No. 333-284675 on Form S-3; and (b) Registration Statements Nos. 333-269349, 333-280824, 333-288641, and 333-294007 on Form S-8.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
3.1	Certificate of Amendment
99.1	Press Release dated April 17, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2026	Nauticus Robotics, Inc.

	By:	/s/ Michael A. Ferrier
		Name:	Michael A. Ferrier
		Title:	General Counsel